Exhibit 10


                     EXECUTIVE SALARY CONTINUATION AGREEMENT


     THIS EXECUTIVE SALARY CONTINUATION AGREEMENT ("Agreement") is made and entered into this 1ST day of NOVEMBER , 1993, by and between REDWOOD EMPIRE BANCORP, a California corporation, NATIONAL BANK OF THE REDWOODS, a national banking association (collectively the "Corporation"), and PATRICK W. KILKENNY (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is employed by the Corporation as its PRESIDENT AND CHIEF EXECUTIVE Officer; and

     WHEREAS, the experience of the Executive, his knowledge of the affairs of the Corporation, and his reputation and contacts in the banking industry are so valuable that assurance of his continued service is essential for the future growth and profitability of the Corporation and it is in the best interests of the Corporation and its shareholders to arrange terms of continued employment for the Executive so as to reasonably assure his remaining in the Corporation's employment during his lifetime or until the age of retirement; and

     WHEREAS, it is the desire of the Corporation that the Executive's services be retained as herein provided; and

     WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to pay the Executive or his beneficiaries certain benefits in accordance with the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and covenants herein contained, it is hereby agreed as follows:

                                   ARTICLE 1.

     1.1. Beneficiary. The term "Beneficiary" shall mean the person or persons whom the Executive shall designate in writing to receive the benefits provided hereunder.

     l.2. Disability. The term "Disability" shall mean the same as the term "Total Disability" as defined in that certain Disability Income Policy issued by Royal Maccabees Life Insurance Company, Policy Number _______________, wherein the Executive is the insured; provided that in the event another policy or policies are from time to time obtained or substituted, the definition of "Disability" shall mean the same as "Total Disability" in the then current policy.

     1.3. Named Fiduciary arid Plan Administrator. The Corporation Fiduciary and Plan Administrator of this plan shall be the Corporation.

     1.4. Change of Control. A "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Corporation; (ii) the Corporation shall be merged or consolidated with another bank or corporation and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting bank or corporation shall be owned in the aggregate by the former shareholders of the Corporation, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Corporation shall sell substantially all of its assets to another bank or corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3 (a)
(9) or of Section 13(d) (3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 25% or more of the outstanding voting securities of the Corporation (whether directly, directly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.

     1.5 Cause. The term "Cause" shall mean any act of embezzlement, fraud, breach of fiduciary duty, dishonesty, deliberate or repeated disregard of the policies and rules of the Corporation as adopted by the Board of Directors of the Corporation, unauthorized use or disclosure of any of the trade secrets or confidential information of the Corporation, competition with the Corporation, inducement of any customer of the Corporation to breach a contract with the Corporation, inducement of any principal for whom the Corporation acts as agent to terminate such agency relationship, gross negligence adversely impacting the Corporation, willful breach of this Agreement, or any other willful misconduct.

                                   ARTICLE 2.

     2.1. Employment. The Corporation agrees to employ the Executive in such capacity as the Corporation may determine from time to time. The Executive shall continue in the employ of the Corporation in such capacity and with such duties and responsibilities as may be assigned to him, and with such compensation as may be determined from time to time by the Board of Directors of the Corporation. Notwithstanding anything herein to the contrary, except a Change of Control, Corporation may transfer an Executive to one of its subsidiaries from another subsidiary from time to time, provided, however, that Executive's compensation, position or responsibilities shall not be diminished.

     2.2. Full Efforts. Executive shall devote his full business time and efforts to the business and affairs of the Corporation or the successor to the Corporation by which Executive is then employed pursuant to this Agreement; provided, however, this provision shall not preclude Executive, with prior approval of the Corporation, from serving as a director or member of a committee of any other organization involving no conflict of interests with the interests of the Corporation, from engaging in charitable and community activities, and from managing his personal investments, provided that such activities do not interfere with the regular performance of his duties and responsibilities to the Corporation.

     2.3. Fringe Benefits. The salary continuation benefits provided by this Agreement are granted by the Corporation as a fringe benefit to the Executive and are not part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                  ARTICLE 3.

     3.1. Retirement. If the Executive shall continue in the employment of the Corporation until he attains the age of sixty-five (65), he may retire from active daily employment as of the first day of the month next following attainment of age sixty-five (65) or upon such later date as may be mutually agreed upon by the Executive and the Corporation ("Retirement Date").

     3.2 Payment. The Corporation agrees that upon such Retirement Date it will pay to the Executive the annual benefit of Sixty-six Thousand One Hundred Seventy-Five ($66,175) ("Annual Benefit"); adjusted upward initially at the rate of four (4) percent per year from the date of this Agreement, payable on a monthly basis on the first day of each month following such Retirement Date for a period of one hundred eighty (180) months, subject to the conditions and limitations set forth in this Agreement. The rate of the annual adjustment of the Annual Benefit shall be reviewed every two years on the anniversary date of this Agreement (or as soon thereafter as practicable) and may be amended, but not adjusted downward below four (4) percent. However, the Corporation is not obligated hereunder to make any such adjustment.

     3.3. Death After Retirement. The Corporation agrees that if the Executive dies after the Retirement Date but shall die before receiving the full amount of monthly payments to which he is entitled under this Agreement, the Corporation will continue to make such monthly payments to the Executive's designated Beneficiary for the remaining period. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of Executive's estate.

     3.4 Early Retirement. Executive shall be entitled to early retirement when he attains age fifty--five (55) and has completed fifteen (15) years of service. In the event that Executive chooses to retire early at age fifty--five (55) but before his Retirement Date, he shall be vested in and shall be entitled to receive the annual benefit set forth in Section 3.2 according to the schedule set forth below.


                                                               Percentage of
   Age at Early Retirement                                    Vested Benefit
   -----------------------                                    --------------
    55  years                                                       25%
    56  years and    3 months                                       30%
    57  years and    6 months                                       35%
    58  years and    9 months                                       40%
    60  years                                                       50%
    61  years                                                       60%
    62  years                                                       70%
    63  years                                                       80%
    64  years                                                       90%

                                  ARTICLE 4.


     4.1. Death Prior to Retirement. In the event the Executive should die while employed by the Corporation at any time after the date of this Agreement but prior to his Retirement Date, the Corporation shall pay a yearly benefit of ONE HUNDRED THIRTY-FOUR THOUSAND AND FIFTY-EIGHT DOLLARS ($134,058), payable on a monthly basis to the Executive's, designated Beneficiary for a period of one hundred eighty (180) months. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of Executive's estate. The said monthly payments shall begin the first day of the month following the month of the death of the Executive. Provided, however, that anything hereinabove to the contrary notwithstanding, no death benefit shall be payable hereunder if it is determined that the Executive's death was caused by suicide.

     4.2. Disability Prior to Retirement. In addition to the benefits pursuant to Section 3.2 hereof, in the event the Executive should become Disabled while actively employed by the Corporation at any time after the date of this Agreement but prior to his Retirement Date, the Executive shall receive his current salary for an additional period of TWELVE ( 12 ) months. Said amount shall be paid to the Executive on a monthly basis beginning on the first day of the month after the Executive has become Disabled.

                                   ARTICLE 5.

     5.1. Termination of Employment for Cause. The Corporation reserves the right to terminate the employment of the Executive at any time prior to his Retirement Date for Cause. In the event that the employment of the Executive shall be terminated prior to the Executive's Retirement Date for Cause, then this Agreement shall terminate upon the date of such termination of employment and Executive shall not be entitled to any payments pursuant to the terms of this Agreement.

     5.2 Termination of Employment Without Cause. The Corporation reserves the right to terminate the employment of the Executive at anytime prior to his Retirement Date without Cause or Executive may choose to resign from his employment with the Corporation. In the event that the employment of the Executive shall be terminated without Cause or if Executive shall resign before Executive's Retirement Date, then Executive shall be entitled to receive the Accrued Salary Continuation Liability for the appropriate Plan Year, payable within thirty (30) days of the last day of Executive's employment.

          5.3 Termination of Employment As a Result of a Change of Control. Anything hereinabove to the contrary notwithstanding, if within two (2) years of a Change of Control of the Corporation (i) the Executive's employment with the Corporation is terminated; (ii) Executive's annual compensation and benefits are reduced from their levels on the date of a Change of Control of the Corporation; or (iii) Executive's duties, responsibilities and authority are reduced from those of his current position or those of the position then held by the Executive on the date of the Change of Control of the Corporation; then he shall be entitled to receive the greater of two (2) times the Executive's current annual salary or the Accrued Salary Continuation Liability for the appropriate Plan Year.

                                   ARTICLE 6.

     6.1. Termination of Agreement by Reason of Change in Law. The Corporation is entering into this Agreement upon the assumption that certain existing tax laws will be continued in effect in substantially their current form. In the event of any changes in such federal laws which materially affect this Agreement, the corporation shall have the option to terminate or modify this Agreement, however, in the event that the new or modified agreement is not at least as beneficial to Executive as this Agreement, then Executive shall then be paid the Accrued Salary Continuation Liability for the appropriate Plan Year. The payment of said amount shall be made upon such terms and conditions and at such time as the Corporation shall determine, but in no event commencing later than the Executive's Retirement Date.


                                   ARTICLE 7.

     7.1. Nonassignable. Neither the Executive, his spouse, nor any other Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any, judgments, alimony or separate maintenance, owed by the Executive or his beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                   ARTICLE 8.

     8.1. Claims Procedure. The Corporation shall make all determinations as to rights to benefits under this Agreement. Any decision by the Corporation denying a claim by the Executive or his Beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Executive or such Beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Corporation's ability in a manner calculated to be understood without legal or actuarial counsel. In addition, the Corporation shall provide a reasonable opportunity to the Executive or such Beneficiary for full and fair review of the decision denying such claim.

                                   ARTICLE 9.

     9.1. Unsecured General Creditor. The Executive's rights are limited to the right to receive payments as provided in this Agreement and the Executive's position with respect thereto is that of a general unsecured creditor of the Corporation.

                                   ARTICLE 10.

     10.1. Reorganization. The Corporation shall not voluntarily engage in a Change of Control of the Corporation unless and until such succeeding or continuing corporation, firm or person agrees to assume and discharge the obligations of the Corporation under this Agreement. Upon the occurrence of such event, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation, firm or person.

                                   ARTICLE 11.

     11.1. Not a Contract of Employment. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Corporation to discharge the Executive, or restrict the right of the Executive to terminate his employment.

                                   ARTICLE 12.

     12.1. Liquidated Damages. The parties hereto, before entering into this Agreement, have been concerned with the fact that substantial damages will be suffered by Executive in the event that the Corporation shall fail to perform according to this Agreement. In the event of nonperformance by the Corporation, Executive shall be entitled to liquidated damages of $2,500.00 for each payment due hereunder which is not made by the Corporation within forty-five (45) days of the date such payment was scheduled to have been made. This provision shall not be applicable in the event that such nonpayment is the result of a prohibition of such payment by law, regulation or order of a bank regulatory agency.

                                   ARTICLE 13.

     13.1. Successors and Assigns; Assignment. The rights and obligations of this Agreement shall be binding upon and inure to the benefit of the successors, assigns, heirs and personal representatives of the parties hereto. Executive may not assign this Agreement or any of Executive's rights hereunder except with the prior written consent of the Corporation.

     13.2. Severability. If any provision of this Agreement, as applied to either party or to any circumstances, is judged by a court to be void or unenforceable, in whole or in part, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of this Agreement.

     13.3. Applicable Law; Jurisdiction and Venue. This Agreement and all matters or issues collateral hereto shall be governed by the laws of the State of California applicable to contracts performed entirely therein. Executive and Corporation each consent to the jurisdiction of, and any action concerning this Agreement shall be brought and tried in, the United States District Court for the Northern District of California or the Superior or Municipal Court for the County of Sonoma.

     13.4. Waiver. A waiver by either party of any of the terms or conditions of this Agreement in any one instance shall not be deemed or construed to be a waiver of such terms or conditions for the future, or of any subsequent breach thereof. All remedies, rights, undertakings, obligations, and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

     13.5. Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     13.6. Heading. The headings in this Agreement are for convenience only and shall not in any manner affect the interpretation or construction of the Agreement or any of its provisions.

     13.7. Notice. Any notice or other communication to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served, or if mailed, upon deposit in the United States mail, first class postage prepaid, express or certified, return receipt requested, and properly addressed to the parties as follows: if to Executive at his last address shown in the Corporation's records; if to Corporation at:

                                   Redwood Empire Bancorp
                                   111 Santa Rose Avenue
                                   Santa Rosa, California 95404
                                   Attention:  Corporate Secretary

Either party may designate a new address for purpose of this Section 13.7. by giving the other notice of the new address as provided herein.


///

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                                       7

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its proper officer and the Executive has hereunto set his hand at Santa Rosa, California, on the day and year first above written.


                                    REDWOOD EMPIRE BANCORP, INC.

                                    By:      /s/ John H.Downey Jr.
                                             ---------------------------

                                    Its:     Chairman



                                    NATIONAL BANK OF THE REDWOODS

                                    By:      /s/ John H. Downey Jr.
                                             --------------------------

                                    Its:     Chairman



                                    EXECUTIVE

                                    /s/ Patrick W. Kilkenny
                                    -----------------------------------
                                    PATRICK W. KILKENNY

         FIRST AMENDMENT TO THE EXECUTIVE SALARY CONTINUATION AGREEMENT


         THIS FIRST AMENDMENT TO THE EXECUTIVE SALARY CONTINUATION AGREEMENT ("Amendment") is made and entered into this 25th day of April, 1996, by and between REDWOOD EMPIRE BANCORP, a California Corporation, and NATIONAL BANK OF THE REDWOODS, a National Banking Association (collectively the "Corporation"), and Patrick W. Kilkenny (the "Executive").

                                   WITNESSETH:

          WHEREAS, the Executive is employed by the Corporation as its Chief Executive Officer; and

          WHEREAS, the Executive and the Corporation are parties to an agreement dated November 1, 1993, that is designated as the "Executive Salary Continuation Agreement" (the "Agreement");

          WHEREAS, it is the desire of the Corporation and the Executive that the terms of the Agreement be modified as herein provided; and

          WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to the modification to the Agreement according to the terms and conditions of the Amendment as hereinafter set forth;

          NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and covenants herein contained, it is hereby agreed as follows:

          1.      Section 5.3 of Article 5 is amended to read as follows:

                  "5.3. Voluntary Termination. Notwithstanding anything herein to the contrary, in the event of a Change of Control, Executive shall have ninety (90) days from the date of Executive's receipt of written notice from the Corporation notifying Executive of the occurrence of the Change of Control ("Election Period") within which to elect to terminate employment. If Executive elects to terminate employment within the Election Period, this Agreement and his/her employment shall terminate on the date that Executive gives notice of the election to terminate and the Corporation shall pay him/her the payment provided for in this Section 5.3 ("Separation Payment"). The Separation Payment shall be equal to one (1) times Executive's annual base salary then in effect at the time of the Change of Control, payable to Executive no later than one (1) business day after the termination of employment. Executive shall not be entitled to any other payments under
                  Article 5 if he/she elects to receive the Separation Payment."

         2. Article 5 of the Agreement is amended by the addition of the following section:

                  "5.4. Payment Resulting From a Change of Control. If, within two (2) years of a Change of Control, (i) Executive's employment with the Corporation is terminated; (ii) Executive's annual compensation and/or the Executive's fringe benefits are reduced by ten percent (10%) or more from the levels in effect on the date of the Change of Control; or
                  (iii) Executive's duties, responsibilities and authority are materially modified from those of his/her current position or those of the position that he/she held on the date of the Change of Control; then Executive shall receive one (1) times Executive's current annual base salary or the annual base salary in effect on the date of the Change of Control, whichever is greater, ("Control Payment") payable in one (1) lump sum within sixty (60) days after the occurrence of the event triggering the payment herein. Executive shall be entitled to receive only ohe (1) Control Payment under the terms of this Article 5 and hereby waives all other claims arising out of the events triggering the payment of the Control Payment. For purposes of this Agreement, a material modification to Executive's duties, responsibilities, and authority shall mean a change in reporting relationship of two
                  (2) or more levels in the line of the organization."

         3. The Agreement is hereby ratified and approved by Executive and the Corporation as modified herein.


         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed by its proper officer and Executive has hereunto set his hand at Santa Rosa, California, on the day and year first above written.

                                      CORPORATION

                                      REDWOOD EMPIRE BANCORP,
                                      A California Corporation

                                      By: /s/ Tom D. Whitaker
                                          -----------------------
                                      Its:  Chairman of the Board
                                            ---------------------

                                      NATIONAL BANK OF THE REDWOODS, A National
                                      Banking Association

                                      By:________________________
                                      Its:_______________________

                                      EXECUTIVE

                                      /s/ Patrick W. Kilkenny
                                      --------------------------

         SECOND AMENDMENT TO THE EXECUTIVE SALARY CONTINUATION AGREEMENT


         THIS SECOND AMENDMENT TO THE EXECUTIVE SALARY CONTINUATION AGREEMENT ("Amendment") is made and entered into this 16th day of November, 1999, by and between REDWOOD EMPIRE BANCORP, a California Corporation, and NATIONAL BANK OF THE REDWOODS, a National Banking Association (collectively the "Corporation"), and Patrick W. Kilkenny (the "Executive").

WITNESSETH:

          WHEREAS, the Executive is employed by the Corporation as its Chief Executive Officer; and

          WHEREAS, the Executive and the Corporation are parties to an agreement dated November 1, 1993, that is designated as the "Executive Salary Continuation Agreement" (the "Agreement");

          WHEREAS, it is the desire of the Corporation and the Executive that the terms of the Agreement be modified as herein provided; and

          WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to the modification to the Agreement according to the terms and conditions of the Amendment as hereinafter set forth;

          NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and covenants herein contained, it is hereby agreed as follows:

         1.       Section 5.3 of Article 5 is amended to read as follows:

                         "5.3. Voluntary Termination.  Notwithstanding  anything
                    herein to the contrary, in the event of a Change of Control, Executive shall have ninety (90) days from the date of Executive's receipt of written notice from the Corporation notifying Executive of the occurrence of the Change of
                    Control  ("Election   Period")  within  which  to  elect  to
                    terminate employment. If Executive elects to terminate employment within the Election Period, this Agreement and his/her employment shall terminate on the date that Executive gives notice of the election to terminate and the Corporation shall pay him/her the payment provided for in this Section 5.3 ("Separation Payment"). The Separation Payment shall be equal to two (2) times Executive's annual base salary then in effect at the time of the Change of Control, payable to Executive no later than one (1) business day after the termination of employment. Executive shall not be entitled to any other payments under Article 5 if he/she elects to receive the Separation Payment."

         2. Article 5 of the Agreement is amended by the addition of the following section:

                         "5.4.  Payment Resulting From a Change of Control.  If,
                    within two (2) years of a Change of Control, (i) Executive's employment with the Corporation is terminated; (ii) Executive's annual compensation and/or the Executive's fringe benefits are reduced by ten percent (10%) or more from the levels in effect on the date of the Change of Control; or (iii) Executive's duties, responsibilities and authority are materially modified from those of his/her current position or those of the position that he/she held on the date of the Change of Control; then Executive shall receive two (2) times Executive's current annual base salary or the annual base salary in effect on the date of the Change of Control, whichever is greater, ("Control Payment") payable in one (1) lump sum within sixty (60) days after the occurrence of the event triggering the payment herein. Executive shall be entitled to receive only one (1) Control Payment under the terms of this Article 5 and hereby waives all other claims arising out of the events triggering the payment of the Control Payment. For purposes of this Agreement, a material modification to Executive's duties, responsibilities, and authority shall mean a change in reporting relationship of two (2) or more levels in the line of the organization."

         3. The Agreement is hereby ratified and approved by Executive and the Corporation as modified herein.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed by its proper officer and Executive has hereunto set his hand at Santa Rosa, California, on the day and year first above written.



                                     CORPORATION

                                     REDWOOD EMPIRE BANCORP,
                                     A California Corporation

                                     By:      /s/ Tom D. Whitaker
                                        --------------------------------

                                     Its:    Chairman of the Board
                                         -------------------------------

                                     NATIONAL BANK OF THE REDWOODS,
                                     A National Banking Association

                                     By:    /s/ Tom D. Whitaker
                                        --------------------------------

                                     Its:  Chairman of the Board
                                         -------------------------------

                                     EXECUTIVE

                                     /s/ Patrick W. Kilkenny
                                     -----------------------------------

         THIRD AMENDMENT TO THE EXECUTIVE SALARY CONTINUATION AGREEMENT

     THIS THIRD AMENDMENT TO THE EXECUTIVE SALARY CONTINUATION AGREEMENT ("Amendment") is made and entered into this 21st of March 2001 by and between REDWOOD EMPIRE BANCORP, a California Corporation, and NATIONAL BANK OF THE REDWOODS, a National Banking Association (collectively the "Corporation"), and Patrick W. Kilkenny (the "Executive").

                                   WITNESSETH:

     WHEREAS, the Executive is employed by the Corporation as its Chief Executive Officer; and

     WHEREAS, the Executive and the Corporation are parties to an agreement dated November 1, 1993, that is designated as the "Executive Salary Continuation Agreement" (the "Agreement");

     WHEREAS, it is the desire of the Corporation and the Executive that the terms of the Agreement be modified as herein provided; and

     WHEREAS; the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to the modification to the Agreement according to the terms and conditions of the Amendment as hereinafter set forth;

     NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and covenants herein contained, it is hereby agreed as follows:

          1.      Section 1.4 of Article 1 is amended to read as follows:

                  "1.4 Change of control. A "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of fifty-one percent (51%) or more of the outstanding voting securities of the corporation;
                  (ii) the Corporation shall be merged or consolidated with another bank or corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting bank or corporation shall be owned in the aggregate by the former shareholders of the Corporation, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation; (iii) the Corporation shall sell substantially all of its assets to another bank or corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3 (a) (9) or of Section 13 (d) (3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire fifty-one (51%) or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3 (d) (1) (I)


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


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3-21-01




                  (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934."

          2.      Section 5.4 of Article 5 is amended to read as follows:

                  "5.4 Payment resulting from a change of control. If, within two (2) years of a Change of Control, (i) Executive's employment with the Corporation is terminated; and (ii) Executive's annual compensation and/or the Executive's fringe benefits are reduced by ten (10%) or more from the levels in effect on the date of the Change of Control; or (iii) Executive's duties, responsibilities and authority are materially modified from those of his/her current position or those of the position that he/she held on the date of the Change of Control; or (iv) Executive is required to relocate to work at a location more than 30 miles from his present office location on the date of the change of control; then the Executive shall receive two (2) times Executive's current annual base salary or the annual base salary in effect on the date of the Change of Control, whichever is greater, ("Control Payment") payable in one (1) lump sum within sixty (60) days after the occurrence of the event triggering the payment herein. Executive shall be entitled to receive only one (1) Control Payment under the terms of this Article 5 and hereby waives all other claims arising out of the events triggering the payment of the Control Payment. For purposes of this Agreement, a material modification to Executive's duties, responsibilities, and authority shall mean a change in reporting relationship of two (2) or more levels in the line of the organization."

          3. The Agreement is hereby ratified and approved by Executive and the Corporation as modified herein.


     IN WITNESS WHEREOF, the Corporation has caused this amendment to be duly executed by its proper officer and Executive has hereunto set his hand at Santa Rosa, California, on the day and year first above written.



                                         CORPORATION

                                         REDWOOD EMPIRE BANCORP,
                                         A California Corporation

                                         By: /s/ Gregory J. Smith
                                            -------------------------------

                                         Its: Chairman of the Board
                                             ------------------------------

Page3 of 3 for Third Amendment to the Executive Salary Continuation Agreement 3-21-01



                                         NATIONAL BANK OF THE REDWOODS,
                                         A National Banking Association

                                         By: /s/ Patrick W. Kilkenny
                                            -----------------------------

                                         Its: Chairman of the Board
                                             ----------------------------

                                         EXECUTIVE

                                         /s/ Patrick W. Kilkenny
                                         --------------------------------









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